Transamerica Life Insurance Company
Administrative Office: 4333 Edgewood Road NE – MS 4240 Cedar Rapids, Iowa 52499

September 2, 2020

Securities and Exchange Commission

100 F Street, NE

Washington, D.C. 20549

Re:	Merrill Lynch Life Variable Annuity Separate Account C
Registration No. 333-232466

Commissioners:

Transamerica Life Insurance Company (“the Company), on behalf of Registrant, has sent or will send to contract owners the semi-annual reports for the period ended June 30, 2020, for the following underlying mutual funds (“Funds”) in which Registrant invests:

Semi-Annual Report Filings:

BlackRock Variable Series Funds, Inc.

BlackRock Government Money Market V.I. Fund, SEC File No.: 811-03290

Transamerica Series Trust – Service Class

Transamerica BlackRock Smart Beta 40 VP, SEC File No: 811-04419

Transamerica BlackRock Tactical Allocation VP, SEC File No: 811-04419

Transamerica Barrow Hanley Dividend Focused VP, SEC File No: 811-04419

Transamerica JPMorgan Mid Cap Value VP, SEC File No: 811-04419

Transamerica JPMorgan Enhanced Index VP, SEC File No: 811-04419

Transamerica Jennison Growth VP, SEC File No: 811-04419

Transamerica Greystone International Growth VP, SEC File No: 811-04419

Transamerica TS&W International Equity VP SEC File No: 811-04419

Transamerica Janus Mid-Cap Growth VP, SEC File No: 811-04419

Transamerica Torray Concentrated Growth VP, SEC File No: 811-04419

Transamerica PIMCO Total Return VP, SEC File No: 811-04419

Transamerica T. Rowe Price Small Cap VP, SEC File No: 811-04419

Transamerica Small/Mid-Cap Value VP, SEC File No: 811-04419

TA AEGON U.S. Government Securities VP, SEC File No: 811-04419

Transamerica WMC US Growth VP, SEC File No: 811-04419

Member of the Group

Transamerica Life Insurance Company
Administrative Office: 4333 Edgewood Road NE – MS 4240 Cedar Rapids, Iowa 52499

Some of the funds listed above may not be available under every policy or contract offered by the Registrant.

The Company understands that the Funds have filed or will file their semi-annual reports with the Commission under separate cover.

Please direct any question or comment regarding the enclosed to the undersigned at (720) 488-7884.

Very truly yours,

    /s/ Brian Stallworth

Brian Stallworth

Assistant Secretary

Member of the Group